UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2007

The Dayton Power and Light Company
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-2385	31-0258470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On October 2, 2007, Arthur G. Meyer, Senior Vice President, Corporate and Regulatory Affairs for DPL Inc. (the “Company”) and The Dayton Power and Light Company, testified before the Ohio Senate Energy and Public Utilities Commission. A transcript of the testimony is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Testimony transcript of Arthur G. Meyer on October 2, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2007	DPL Inc.

/s/ Paul M. Barbas
	Name:	Paul M. Barbas
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Testimony transcript of Arthur G. Meyer on October 2, 2007.	E